United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 24, 2004

Date of Report (Date of earliest event reported)

PAN PACIFIC RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13243	33-0752457
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1631-B South Melrose Drive

Vista, California 92081

(Address of principal executive offices) (Zip Code)

(760) 727-1002

(Registrant’s telephone number, including area code)

None

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	Amendment to Articles of Incorporation

On May 24, 2004, Pan Pacific Retail Properties, Inc., or the Company, amended its charter by filing Articles of Amendment with the Maryland State Department of Assessments and Taxation, in the form filed with this Current Report as Exhibit 3.1. The amendments to the charter declassified the Company’s board of directors and caused each newly elected director to stand for election annually and increased the ownership limit of the outstanding shares of common stock of the Company from 6.25% to 9.8%.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit Number	Exhibit Description

3.1	Articles of Amendment to the Articles of Amendment and Restatement of Pan Pacific Retail Properties, Inc. dated May 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pan Pacific Retail Properties, Inc.

Date: August 17, 2005	By:	/s/ Joseph B. Tyson
		Name:	Joseph B. Tyson
		Title:	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Articles of Amendment to the Articles of Amendment and Restatement of Pan Pacific Retail Properties, Inc. dated May 20, 2004.